Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Summary of pro-forma consolidated financial information
The following unaudited pro-forma summary presents consolidated financial information as if Pulanna, Geocel and Leighs Paints had been acquired at the beginning of 2011. The unaudited pro-forma consolidated financial information does not necessarily reflect the actual results that would have occurred had the acquisitions taken place on January 1, 2011 or the future results of operations of the combined companies under ownership and operation of the Company.

	2012	2011
Net sales	$9,589,229	$8,888,661
Net income	641,090	448,751
Net income per common share:
Basic	6.25	4.29
Diluted	6.12	4.20